UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2019

MedCann Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA	333-167217	68-0678790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10524 Independence Ave.
Chatsworth, CA 91311

(Address of Principal Executive Offices) (Zip Code)

818-357-3185

(Registrant’s Telephone Number, Including Area Code)

North Springs Resources Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Preferred – Common	NSRS	OTC

Item 1.01 Entry into a Material Definitive Agreement.

Under the terms of the Agreement, the company acquired 88% of all the products. The company has agreed to pay the purchase price of $500,000 over a period of 1.5 years. The Agreement is attached hereto as Exhibit 1.01 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On June 24, 2019 the company stock issued to Mr. Pulver for back salaries; Mr. Pulver has agreed and return 200,000,000 of his shares back to treasury.

Item 2.02 Results of Operations and Financial Condition.

On Jan 25, 2020, North Springs Resources Corp changed its name to Medcann Industries, Inc.., (the “Company”) issued a press release announcing company names change and structure bringing the company current with all SEC, OTC and FINRA Requirements and are filing the Disclosure Statement and financials for the last Quarter; NSRS is negotiating with private companies in the Cannabis industry looking for beverage, cosmetics, vitamin, and medicinal companies to merge and or joint venture with positive companies. Company also posted on OTC Markets financial and disclosure with the results for the last 2018 quarters and full year ended August 31, 2019. Since then we have not supported OTC Markets and do not file with them. Copy of the release can be found on our website…Exhibit: A (www.medcannindustries.com)

Also on June 10, 2021 John Vivian was elected Pres / CEO / Dir.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit (A) attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.03 Material Modification to Rights of Security Holders.

As of Nov 2019 200,000,000 have been return to Treasury.

7.01 Regulation FD Disclosure.

The response to Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

The company is entering into several stock purchase Agreements.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits

Attached hereto as Exhibits: (as posted on OTC Markets)

Exhibit

Exhibit
99.1	05/29/2021	Quarterly Report - Quarterly Report & DS for the Three Month Periods Ending April 30, 2021 and April 30, 2020
99.2	08/07/2019	Attorney Letter with Respect to Current Information - Legal Opinion Regarding - CURRENT information through Aug, 2019*
99.3	08/06/2019	Annual Report - Annual Report & DS for the Twelve Month Periods Ending April 30, 2019 and April 30, 2018*
99.4	07/22/2019	Quarterly Report - Quarterly Report & DS for the Three Month Periods Ending July 31, 2019 and July 31, 2018*

* Incorporated by reference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medcann Industries, Inc.

Date: August 24, 2021	By:	/s/ John Vivian
	Name:	John Vivian
	Title:	President & CEO